Fleet Status Report

October 2021

RENAISSANCE
VALARIS RENAISSANCE

VALARIS

Valaris Limited Fleet Status Report October 27, 2021

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•VALARIS DS-9 awarded a two-year contract with ExxonMobil offshore Angola. The contract is expected to commence in June 2022.
•VALARIS DS-4 awarded a contract with Petrobras offshore Brazil. The contract is for a minimum term of 548 days and is expected to commence by early second quarter 2022.
•VALARIS DS-10 awarded two 1-well contracts with Shell offshore Namibia and Sao Tome and Principe, respectively. The first of these two contracts is expected to commence in November 2021. The Sao Tome and Principe contract will follow on directly from the Namibia contract. The contracts have an estimated duration of 60 days each.
•VALARIS MS-1 awarded a four-well P&A contract with Eni offshore Australia. The contract is expected to commence in November 2021 with an estimated duration of 90 days.
Jackups
•VALARIS 36 bareboat charter agreement with ARO Drilling extended by 211 days from September 2021 to March 2022. ARO Drilling's contract with Saudi Aramco has been extended for the same period.
•VALARIS 123 awarded a contract with TAQA offshore the Netherlands. The contract is expected to commence in November 2021 with an estimated minimum duration of 60 days.
•VALARIS 123 awarded a one-well contract with Cairn Energy in the UK North Sea. The contract is expected to commence in the second quarter of 2022 with an estimated duration of 72 days.
•VALARIS 107 awarded a one-well contract with Carnarvon Petroleum offshore Timor-Leste. The contract is expected to commence in November 2021 with an estimated duration of 30 days.
•VALARIS 107 awarded a two-well contract with Vermilion Oil & Gas offshore Australia. The contract is expected to commence in April 2022 with an estimated duration of 60 days.
•VALARIS 144 awarded a 30-day contract with an undisclosed operator in the U.S. Gulf of Mexico. The contract is expected to commence late in the fourth quarter of 2021 or early in the first quarter of 2022.
•VALARIS Norway awarded a contract for accommodation work with Harbour Energy in the UK North Sea. The contract is expected to commence in November 2021.
Rig Sales
•VALARIS 22 and 100 have been sold and retired from the offshore drilling fleet.
•VALARIS 142 has been sold to an operator and can only be utilized on specific assets.
Other
•VALARIS 8503, 8505 and 8506 have been renamed VALARIS DPS-3, DPS-5 and DPS-6, respectively, in the Fleet Status Report.
•VALARIS JU-290, JU-291 and JU-292 have been renamed VALARIS Viking, Stavanger and Norway, respectively, in the Fleet Status Report.
•VALARIS JU-250 has been renamed VALARIS 250 in the Fleet Status Report. This naming convention applies to all Valaris jackups, except for VALARIS Viking, Stavanger and Norway.

New Disclosure: bolded text signifies contracts and extensions that have not been previously disclosed

Valaris Limited Fleet Status Report October 27, 2021

Contract Backlog(1) (2) ($ millions)	2021	2022	2023	2024+	Total	Contracted Days(1) (2)	2021	2022	2023	2024+
Drillships	$46.5	$398.6	$306.2	$587.3	$1,338.6	Drillships	239	1,885	1,369	1,917
Semisubmersibles	18.7	111.8	132.8	14.6	277.9	Semisubmersibles	126	569	602	65
Floaters	$65.2	$510.4	$439.0	$601.9	$1,616.5	Floaters	365	2,454	1,971	1,982

HD - Ultra-Harsh & Harsh	$52.5	$213.9	$41.2	$—	$307.6	HD - Ultra-Harsh & Harsh	533	1,993	435	—
HD & SD - Modern	42.0	158.1	53.9	20.5	274.5	HD & SD - Modern	581	2,202	708	304
SD - Legacy	13.2	68.7	3.6	—	85.5	SD - Legacy	195	980	55	—
Jackups	$107.7	$440.7	$98.7	$20.5	$667.6	Jackups	1,309	5,175	1,198	304

Other(3)	$22.8	$11.1	$—	$—	$33.9	Other(3)	573	678	—	—

Total	$195.7	$962.2	$537.7	$622.4	$2,318.0	Total	2,247	8,307	3,169	2,286

ARO Drilling(4)						Average Day Rates(1) (2)	2021	2022	2023	2024+
Owned Rigs	$46.3	$173.6	$173.6	$363.9	$757.4	Drillships	$195,000	$211,000	$224,000	$306,000
Leased Rigs	40.6	48.1	—	—	88.7	Semisubmersibles	148,000	196,000	221,000	225,000
Total	$86.9	$221.7	$173.6	$363.9	$846.1	Floaters	$179,000	$208,000	$223,000	$304,000

Valaris 50% Share of ARO Owned Rigs	$23.2	$86.8	$86.8	$181.9	$378.7	HD - Ultra-Harsh & Harsh	$98,000	$107,000	$95,000	$—
Adjusted Total(5)	$218.9	$1,049.0	$624.5	$804.3	$2,696.7	HD & SD - Modern	72,000	72,000	76,000	68,000
						SD - Legacy	68,000	70,000	65,000	—
(1) Contract backlog, contracted days and average day rates as of October 27, 2021.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Contract backlog includes drilling contracts subject to final investment decision (FID) and drilling contracts which grant the customer termination rights if FID is not received with respect to projects for which the drilling rig is contracted. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of October 27, 2021.
(5) Adjusted total is Valaris consolidated total plus Valaris 50% share of ARO owned rigs.
						Jackups	$82,000	$85,000	$82,000	$68,000

						HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron Chevron	U.S. GOM U.S. GOM	Aug 20 Jan 22	Jan 22 Jan 25
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	Apr 24	Rig currently in Spain being reactivated
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies	Brazil	Jun 21	Aug 22
VALARIS DS-12	DSME 12000	2014	TotalEnergies BP BP	Ivory Coast Angola Mauritania / Senegal	Jul 21 Sep 21 Feb 22	Aug 21 Jan 22 Nov 22
VALARIS DS-10	Samsung GF12000	2017	TotalEnergies Shell Shell Shell	Nigeria Namibia Sao Tome & Principe Nigeria	Jul 21 Nov 21 Feb 22 Apr 22	Nov 21 Jan 22 Apr 22 Oct 22
Stacked
VALARIS DS-17	GustoMSC P10000	2014	Stacked	Spain
VALARIS DS-11	DSME 12000	2013	TotalEnergies	U.S. GOM	Jul 24	Dec 27	Rig currently stacked in Spain. The contract contains early termination provisions should the project not receive a final investment decision (FID) by the customer
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jun 22	May 24	Rig currently stacked in Spain
VALARIS DS-8	Samsung GF12000	2015	Stacked	UK
VALARIS DS-7	Samsung 96K	2013	Stacked	Spain
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Apr 22	Oct 23	Rig currently in transit from UK to Spain where it will be reactivated
Purchase Options(2)
VALARIS DS-14	DSME 12000		Under Construction	South Korea			Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000		Under Construction	South Korea			Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Lukoil Eni	Mexico Mexico	Jul 21 Oct 21	Oct 21 Dec 21
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Mar 22 Jan 23	Jan 23 Mar 24	Rig currently warm stacked in Malaysia The January 2023 contract is subject to final investment decision (FID) by the customer
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Eni Santos Santos	Australia Australia Australia Australia	May 21 Nov 21 May 22 Jun 22	Oct 21 Feb 22 May 22 Aug 23
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012	Stacked	U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS Norway	KFELS N Class	2011	ConocoPhillips Harbour Energy	Norway UK	Nov 19 Nov 21	Aug 21 Jan 22	Accommodation work
VALARIS Stavanger	KFELS N Class	2011	Equinor	Norway	Oct 19	May 22
VALARIS Viking	KFELS N Class	2010	Lundin Spirit Repsol	Norway Norway Norway	May 20 Oct 21 May 22	Oct 21 Nov 21 Oct 22	Repsol contract could be performed by VALARIS Viking or VALARIS Stavanger
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 21	Leased to ARO Drilling(4)
VALARIS 249	LT Super Gorilla	2002	OMV	New Zealand	Jan 22	Feb 23	Rig currently mobilizing to New Zealand
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Aug 22
VALARIS 247	LT Super Gorilla	1998	DNO	UK	May 21	Aug 22
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS 123	KFELS Super A	2019	Harbour Energy TAQA Cairn Energy	UK Netherlands UK	Oct 20 Nov 21 Apr 22	Oct 21 Jan 22 Jun 22
VALARIS 122	KFELS Super A	2014	Shell	UK	Jan 20	May 22
VALARIS 121	KFELS Super A	2013	Harbour Energy	UK	Jul 21	Jul 23
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17	Jul 23
Stacked
VALARIS 102	KFELS MOD V-A	2002	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS 118	LT 240-C	2011	Fieldwood	Mexico	Mar 20	Mar 22
VALARIS 117	LT 240-C	2009	Eni	Mexico	Oct 21	Oct 23
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 21	Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Mubadala Petroleum Mubadala Petroleum	Thailand Thailand	Feb 21 Feb 22	Nov 21 Sep 22
VALARIS 110	KFELS MOD V-B	2015	North Oil Company North Oil Company	Qatar Qatar	Sep 17 Oct 21	Sep 21 Oct 24
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18	Nov 22
VALARIS 107	KFELS MOD V-B	2006	Jadestone Carnarvon Petroleum Vermilion Oil & Gas	Australia Timor-Leste Australia	Jun 21 Nov 21 Apr 22	Nov 21 Dec 21 Jun 22
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Jan 18	Jan 23
Stacked
VALARIS 114	BM Pacific Class 400	2012	Stacked	Philippines
VALARIS 113	BM Pacific Class 400	2012	Stacked	Philippines
VALARIS 111	KFELS MOD V-B	2003	Stacked	Croatia
VALARIS 109	KFELS MOD V-Super B	2008	Stacked	Namibia
VALARIS 104	KFELS MOD V-B	2002	Stacked	UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Nov 22	Leased to ARO Drilling(4)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Aug 22	Leased to ARO Drilling(4)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 21	Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	Fieldwood W&T Offshore Undisclosed Operator	Mexico U.S. GOM U.S. GOM	May 20 Nov 21 Dec 21	Oct 21 Dec 21 Jan 22	Contract transferred from VALARIS JU-117
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 21	Leased to ARO Drilling(4). Contract between ARO Drilling and customer suspended from May 21 to Jul 21 for suspension and maintenance period, then returned to operating day rate in Aug 21
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 18	Feb 22
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Jul 18	Dec 21
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15	Apr 23	Contract suspended from Sep 20 to Sep 21, then returned to operating day rate
Stacked
VALARIS 145	LT Super 116-E	2010	Stacked	U.S. GOM
VALARIS 75	LT Super 116-C	1999	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Dec 22
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Jan 23
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Sep 22	Contract suspended from Oct 21 to Dec 21, then expected to return to operating day rate until end of contract
VALARIS 36	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep 18	Mar 22	Leased to ARO Drilling(4)
Stacked
VALARIS 67	LT 84-CE	1976	Stacked	Indonesia
VALARIS 37	LT 116-C	1981	Stacked	Bahrain			Upon completion of its contract with ARO Drilling in Oct 21, the rig was returned to Valaris and stacked
Sold / Held for Sale
VALARIS 142	LT Super 116-E	2008	Sold
VALARIS 100	LT Gorilla	1987	Sold
VALARIS 22	LT 116-C	1980	Sold
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 27, 2021

Asset Category / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 22
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 22	On a standby rate from Apr 20 to Oct 21, and then return to operating day rate until end of contract
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 21
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 21
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2005	LT 116-C	Under Construction	Saudi Arabia			Delivery expected in 2022
ARO 2006	LT 116-C	Under Construction	Saudi Arabia			Delivery expected in 2022
Changes: bolded rig names and underlined text signify changes in rig status from previous report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
October 27, 2021

2
1
9
1
1
6
15
3
6
2
1
1
1
2
1
1
1
1
1
1
Drillship
Semisubmersible
Jackup

Note: Includes seven jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report October 27, 2021

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; future levels of offshore drilling activity; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for rigs; performance of our joint venture with Saudi Aramco; the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs; and our intent to sell or scrap rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the effects of the chapter 11 cases on the Company's business, relationships, comparability of our financial results, ability to access financing sources, the COVID-19 outbreak and global pandemic, the related public health measures implemented by governments worldwide, which may, among other things, impact our ability to staff rigs and rotate crews; cancellation, suspension, renegotiation or termination of drilling contracts and programs including drilling contracts which grant the customer termination rights if final investment decision (FID) is not received with respect to projects for which the drilling rig is contracted; potential additional asset impairments; our failure to satisfy our debt obligations; our ability to obtain financing, service our debt, fund negative cash flow and capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; actions by regulatory authorities, rating agencies or other third parties; actions by our security holders; availability and terms of any financing; commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic 3 uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In particular, the unprecedented nature of the current economic downturn, pandemic, and industry decline may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Company's business and financial condition. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.